Exhibit 99.1

MEDIA RELATIONS CONTACT FOR ACCURIDE	INVESTOR RELATIONS CONTACT FOR ACCURIDE
Timothy G. Weir, APR	Todd Taylor
Director of Public Affairs, Communications & Marketing	Vice President and Treasurer
(812) 962-5128 | tweir@accuridecorp.com	(812) 962-5105 | ttaylor@accuridecorp.com

FOR IMMEDIATE RELEASE

Leading Independent Proxy Advisory Firms ISS and Glass Lewis Recommend Accuride Shareholders Vote “FOR” Proposed Crestview Transaction

▪	Accuride Recommends Shareholders Vote to Approve Crestview’s Value-Maximizing Offer Today
▪	Special Meeting of Shareholders to be held November 15, 2016

EVANSVILLE, Ind. – November 3, 2016 – Accuride Corporation (NYSE: ACW) (“Accuride” or the “Company”) – a leading supplier of components to the North American and European commercial vehicle industries – today announced that Institutional Shareholder Services (“ISS”) and Glass Lewis & Co. (“Glass Lewis”), leading independent proxy advisory firms, have recommended that Accuride shareholders vote “FOR” the proposed transaction for Accuride to be acquired by affiliates of Crestview Partners (“Crestview”) at Accuride’s Special Meeting of Shareholders (the “Special Meeting”) on November 15, 2016.

In its November 2, 2016 report recommending that shareholders vote “FOR” the proposed Crestview transaction, ISS stated, among other things1:

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“A vote FOR the proposed transaction is warranted based on the 55.4 percent premium to ACW’s unaffected price; the robust sale process; the high indebtedness of 4.3x net debt/NTM EBITDA, which could impact renegotiation of the company’s 2018 debt maturities; the fact that the offer implies a 6.3x EV/NTM EBITDA multiple (10 percent above the company’s 5-year historical median); and the apparent lack of an asymmetric upside potential if the company remains standalone.”

In its November 1, 2016 report recommending that shareholders vote “FOR” the proposed Crestview transaction, Glass Lewis stated, among other things1:

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“We believe that a standalone strategy carries a fairly significant amount of execution risk, particularly considering the Company’s untenable capital structure. Since the Company will likely need a significant cash infusion in the near future, any standalone strategy would almost assuredly expose existing shareholders to further potential equity and share price dilution. In comparison, the proposed merger provides existing shareholders with certainty of value for their Accuride shares at a substantial premium to the Company’s recent unaffected prices.”

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“We also point out that for all but one of the trading days between the initial announcement date of the deal and the publication date of our Proxy Paper (i.e., from September 2, 2016 to November 1, 2016), the Company’s share price has closed at or slightly below the proposed merger consideration (average daily merger arbitrage spread of approximately 2.5%). This suggests to us that most investors likely believe that Crestview’s offer represents the best value for the Company at this time.”

1 Permission to use quotes neither sought nor obtained.

John Risner, Chairman of Accuride’s Board of Directors, stated, “We are pleased that ISS and Glass Lewis support the proposed Crestview transaction and recognize the significant and immediate value that Crestview’s all-cash $2.58 per share offer provides Accuride shareholders. The Crestview transaction was the outcome of an extensive and thorough strategic review process, and ISS’ and Glass Lewis’ endorsement aligns with the Accuride Board’s conviction that this value-maximizing transaction is the best available outcome for the Company and its shareholders.”

To follow the ISS and Glass Lewis recommendations, as well as the unanimous recommendation of the Accuride Board of Directors, Accuride shareholders should mark “FOR” the merger proposal on the proxy card mailed to all Accuride shareholders eligible to vote at the Special Meeting. Shareholders may vote by following the instructions on the proxy card, or, if shares are held in ‘‘street name’’ through a broker, bank or nominee, by instructing your broker, bank or nominee on how to vote your shares using the voting instruction form furnished by your broker, bank or nominee.

Accuride urges shareholders to vote “FOR” the merger with Crestview TODAY.

If you have questions or need assistance voting your shares please contact: Georgeson LLC 1290 Avenue of the Americas, 9th Floor New York, NY 10104 Shareholders call toll-free: (800) 676-0281

About Accuride Corporation
With headquarters in Evansville, Ind., USA, Accuride Corporation is a leading supplier of components to the North American and European commercial vehicle industries. The company’s products include commercial vehicle wheels and wheel-end components and assemblies. The company’s products are marketed under its brand names, which include Accuride®, Accuride Wheel End Solutions™, Gunite® and Gianetti Ruote™. Accuride’s common stock trades on the New York Stock Exchange under the ticker symbol ACW. For more information: www.AccurideCorp.com.

Additional Information About the Acquisition and Where to Find It
Accuride filed a definitive proxy statement and related materials with the Securities and Exchange Commission (“SEC”) on October 17, 2016 for its special meeting of shareholders in connection with the proposed merger contemplated by the Agreement and Plan of Merger, dated September 2, 2016, by and among the Company, Armor Parent Corp. and Armor Merger Sub Corp. (such merger, the “proposed transaction” and such agreement, the “Merger Agreement”). The definitive proxy statement was first mailed to shareholders of Accuride on or about October 17, 2016. The definitive proxy statement contains important information about the proposed transaction and related matters. INVESTORS OF ACCURIDE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ACCURIDE, ARMOR PARENT CORP., ARMOR MERGER SUB CORP. AND THE PROPOSED TRANSACTION. Investors may obtain a free copy of these materials and other documents filed by Accuride with the SEC at the SEC’s website at www.sec.gov, at Accuride’s website at www.accuridecorp.com or by sending a written request to Accuride at 7140 Office Circle, Evansville, Indiana 47715, Attention: General Counsel and Corporate Secretary.

Participants in the Solicitation
Accuride and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Accuride’s shareholders in connection with the proposed transaction is set forth in Accuride’s definitive proxy statement for its special shareholder meeting, which was filed on October 17, 2016. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed transaction is set forth in the definitive proxy statement. Information relating to the foregoing can also be found in Accuride’s definitive proxy statement for its 2016 Annual Meeting of Shareholders (the “2016 Proxy Statement”), which was filed with the SEC on March 18, 2016. To the extent that holdings of Accuride’s securities have changed since the amounts set forth in the 2016 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Forward-Looking Statements
Certain statements contained in this document may be considered forward-looking statements within the meaning of the U.S. securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed transaction and the ability to consummate the proposed transaction. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) Accuride may be unable to obtain shareholder approval for the proposed transaction; (2) the conditions to the closing of the proposed transaction may not be satisfied and required regulatory approvals may not be obtained; (3) the proposed transaction may involve unexpected costs, liabilities or delays; (4) the business of Accuride may suffer as a result of uncertainty surrounding the proposed transaction; (5) the outcome of any legal proceedings related to the proposed transaction; (6) Accuride may be adversely affected by other economic, business, legislative, regulatory and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (8) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; (9) the failure by Armor Parent Corp. or Armor Merger Sub Corp. to obtain the necessary debt and equity financing arrangements set forth in the commitment letters received in connection with the proposed transaction; and (10) other risks to consummation of the proposed transaction, including the risk that the proposed transaction will not be consummated within the expected time period or at all. If the proposed transaction is consummated, Accuride’s shareholders will cease to have any equity interest in Accuride and will have no right to participate in its earnings and future growth. The foregoing review of important factors that could cause actual results to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including Accuride’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2015, the 2016 Proxy Statement, the definitive proxy statement filed in connection with the proposed transaction  and recent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, which are available on the SEC’s website at www.sec.gov. Except as required by applicable law, Accuride undertakes no obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Accuride does not intend, and assumes no obligation, to update any forward-looking statements. Accuride’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2015, the 2016 Proxy Statement, the definitive proxy statement filed in connection with the proposed transaction and recent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, which are available on the SEC’s website at www.sec.gov.